Exhibit 99.2

Second Quarter 2026 Earnings Presentation July 30, 2026

Today’s Speakers 2 Marty Kropelnicki Chairman & CEO James Lynch Sr. Vice President, CFO & Treasurer

This presentation contains forward - looking statements within the meaning established by the Private Securities Litigation Reform Act of 1995 (“PSLRA”) . The forward - looking statements are intended to qualify under provisions of the federal securities laws for “safe harbor” treatment established by the PSLRA . Forward - looking statements in this presentation are based on currently available information, expectations, estimates, assumptions and projections, and our management’s beliefs, assumptions, judgments and expectations about us, the water utility industry and general economic conditions . These statements are not statements of historical fact . When used in our documents, statements that are not historical in nature, including words like will, would, expects, intends, plans, believes, may, could, estimates, assumes, anticipates, projects, progress, predicts, hopes, targets, forecasts, should, seeks or variations of these words or similar expressions are intended to identify forward - looking statements . Examples of forward - looking statements in this presentation include, but are not limited to, statements describing expectations regarding financial performance, operating plans, capital investments and expenditures, depreciation, M&A investments, the anticipated closing and timing of acquisitions of Nexus Water Group’s Nevada and Oregon utilities, and remaining outstanding membership interests in BVRT and expected benefits resulting from the Nevada, Oregon, and BVRT acquisitions, rate base growth, customer growth potential, compound annual growth rate and annual dividend yield . Forward - looking statements are not guarantees of future performance . They are based on numerous assumptions that we believe are reasonable, but they are open to a wide range of uncertainties and business risks . Consequently, actual results or outcomes may vary materially from what is contained in a forward - looking statement . Factors that may cause actual results or outcomes to be different than those expected or anticipated include, but are not limited to : the outcome and timeliness of regulatory commissions’ actions concerning rate relief and other matters ; the impact of opposition to rate increases ; our ability to recover costs ; Federal governmental and state regulatory commissions’ decisions, including decisions on proper disposition of property ; changes in state regulatory commissions’ policies and procedures ; changes in California State Water Resources Control Board water quality standards ; changes in environmental compliance and water quality requirements, EPA’s finalization of and changes to a National Primary Drinking Water Regulation (NPDWR) establishing legally enforceable maximum contaminant levels (MCL) for PFAS in drinking water in 2024 as well as legal challenges to such MCLS ; EPA’s proposed new PFAS rulemaking including impacts to the current PFAS NPDWR, the impact of weather, climate change, natural disasters, including wildfires and landslides, and actual or threatened public health emergencies, including disease outbreaks, on our operations, water quality, water availability, water sales and operating results and the adequacy of our emergency preparedness ; electric power interruptions, especially as a result of public safety power shutoff programs ; availability of water supplies ; our ability to invest or apply the proceeds from the issuance of common stock in an accretive manner ; consequences of eminent domain actions relating to our water systems ; increased risk of inverse condemnation losses as a result of the impact of weather, climate change, and natural disasters, including wildfires and landslides ; shifts in population, including housing and customer growth ; issues with the implementation, maintenance or security of our information and operational technology systems ; physical and cyber security risks and threats and the adequacy of our efforts to mitigate such risks and threats ; the ability of our enterprise risk management processes to identify or address risks adequately ; labor relations matters as we negotiate with the unions ; changes in customer water use patterns and the effects of conservation, including as a result of drought conditions ; our ability to complete, in a timely manner or at all, successfully integrate and achieve anticipated benefits from announced acquisitions ; including the Nevada and Oregon systems, and BVRT acquisitions ; restrictive covenants in or changes to the credit ratings on our current or future debt that could increase our financing costs or affect our ability to borrow, make payments on debt or pay dividends ; risks associated with expanding our business and operations, including into other geographic areas ; the impact of stagnating or worsening business and economic conditions, including inflationary pressures, general economic slowdown or a recession, changes in tariff policy, the interest rate environment, changes in monetary policy, adverse capital markets activity or macroeconomic conditions as a result of geopolitical conflicts, including the ongoing conflict in the Middle East, and the prospect of shutdowns of the U . S . federal government ; the impact of market conditions and volatility on unrealized gains or losses on our non - qualified benefit plan investments and our operating results ; the impact of weather and timing of meter reads on our accrued and unbilled revenue ; the impact of evolving legal and regulatory requirements, including sustainability requirements ; the impact of the evolving U . S . political environment and changes effected, proposed or threatened by the U . S . federal government that has led to, in some cases, legal challenges and uncertainty around the funding, functioning and policy priorities of U . S . federal regulatory agencies and the status of current and future regulations ; and other risks and unforeseen events described in our SEC filings . In light of these risks, uncertainties and assumptions, investors are cautioned not to place undue reliance on forward - looking statements, which speak only as of the date of this presentation . When considering forward - looking statements, you should keep in mind the cautionary statements included in this paragraph, as well as the Annual Report on Form 10 - K, Quarterly 10 - Q, and other reports filed from time - to - time with the SEC . We are not under any obligation, and we expressly disclaim any obligation to update or alter any forward - looking statements, whether as a result of new information, future events or otherwise . A credit rating is not a recommendation to buy, sell, or hold any securities, and may be changed at any time by the applicable ratings agency and should be evaluated independently of any other information . Forward - Looking Statements and Other Important Information 3

Second Quarter 2026 Highlights 4 Our strong Q2 2026 results reflect recognition of interim rates memorandum account balances accrued since January 1, 2026 1 4 We progressed on integrating Nexus Water Group’s Nevada & Oregon systems & BVRT (Texas) 5 We implemented new rates from 2024 CA GRC decision on July 1, 2026 ; we reached a full settlement in WA GRC in May 2 We declared 326 th consecutive quarterly dividend ; we also raised $88M in Q2 through our At - the - Market (ATM) equity program We achieved record Q2 infrastructure investment , which drives earnings 3 6 We published water quality & sustainability reports , named new officers , and received several awards

Q2 2026 Results Compared to Q2 2025 Results 5 $308.6 $265.0 $0 $50 $100 $150 $200 $250 $300 $350 Operating Revenue $56.5 $42.2 $0 $10 $20 $30 $40 $50 $60 $70 Net Income $0.93 $0.71 $0.00 $0.15 $0.30 $0.45 $0.60 $0.75 $0.90 $1.05 Diluted EPS Q2 2026 vs. Q2 2025 Q2 2025 Q2 2026 Q2 2025 Q2 2026 Q2 2025 Q2 2026 (in millions, except EPS)

Diluted EPS Bridge – Q2 2025 to Q2 2026 Results $0.71 $0.20 $0.15 $0.11 $0.05 $0.08 - $0.08 - $0.10 - $0.07 - $0.04 - $0.04 - $0.04 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $0.93 6

Q2 2026 YTD Results Compared to Q2 2025 YTD 7 $523.2 $468.9 $0 $100 $200 $300 $400 $500 $600 Operating Revenue $60.5 $55.5 $0 $10 $20 $30 $40 $50 $60 $70 Net Income $1.01 $0.93 $0.80 $0.85 $0.90 $0.95 $1.00 $1.05 $1.10 Diluted EPS Q2 YTD 2026 vs. Q2 YTD 2025 Q2 YTD 2025 Q2 YTD 2026 Q2 YTD 2025 Q2 YTD 2026 Q2 YTD 2025 Q2 YTD 2026 (in millions, except EPS)

Diluted EPS Bridge – Q2 YTD 2025 to Q2 YTD 2026 Results $0.93 $0.30 $0.20 $0.11 - $0.19 - $0.10 - $0.08 - $0.05 - $0.04 - $0.07 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 $1.80 $1.01 8

Infrastructure Investment Improves Reliability and Sustainability, Powers Long - Term Earnings 9 Estimates for 2026 - 2028 are based on actual amounts included in the 2024 California GRC decision, plus estimated 2028 California capital expenditures and estimated 2026 - 2028 capital expenditures in our other states. The estimated capital expenditures are subject to final approval by the CPUC and re vie w and approval by the other state commissions. Note: amounts for 2026 - 2028 exclude anticipated Nevada and Oregon capital investments. $274 $299 $293 $328 $384 $471 $517 $627 $667 $700 $89 $99 $109 $109 $121 $132 $144 $147 $169 $181 $0 $100 $200 $300 $400 $500 $600 $700 $800 2019 2020 2021 2022 2023 2024 2025 2026* 2027* 2028* Capital Investment Depreciation 2026 - 2028 TOTAL CapEx 4x DEPRECIATION (in millions) Growth in capital investment outpaces depreciation Q2 2026 $147.0M $29.5M Depreciation Q2 YTD 2026 $276.4M $69.5M Depreciation CapEx

Earnings Performance Driven by Capital Investment/Rate Base Growth 10 Rate base estimated to reach over $3.45 billion by 2028 Rate base estimates for 2026 - 2028 include capital expenditures in the 2024 California GRC decision, plus estimated 2028 Californ ia capital expenditures and estimated 2026 - 2028 capital expenditures in our other states. The estimated capital expenditures are subject to final approval by the CPUC and review and ap proval by the other state commissions. Note: amounts for 2026 - 2028 exclude anticipated Nevada and Oregon capital investments. . $1.26 $1.61 $1.87 $2.01 $2.20 $2.39 $2.65 $2.74 $3.15 $3.46 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 2019 2020 2021 2022 2023 2024 2025 2026* 2027* 2028* (in billions)

Strong Liquidity Profile Supports Growth Strategy 11 Capital structure of 55.1% equity 44.9% debt consistent with authorized Cal Water structure; Cal Water authorized ROE is 10.27% ATM equity program renewed in May 2025; $350.0M shelf registration; $88.0M, net program sales occurred in Q2 2026 Quarterly Dividend $0.3350 per common share 326 th consecutive dividend 7.6% 5 - yr dividend CAGR Credit facilities of $600.0M that can be expanded up to $800.0M ; facilities mature in March 2028. Approximately $395.0M was available as of June 30, 2026 As of June 30, 2026, the Company had $43.4M in unrestricted cash and $45.7M in restricted cash Group and Cal Water’s S&P Global credit rating A+/stable

Approved 2024 GRC Enables CA Subsidiary to Invest in Infrastructure Authorizes revenue increases of: 2026 2027 2028 $1.45B rate case pre - approved For 2024 - 2027, authorizes capital investments of: $229.0M advice letter projects CONTINUES: • Monterey - Style Water Adjustment Mechanism • Pension Balancing Account • Healthcare Balancing Account • Conservation Expense Balancing Account • Incremental Cost Balancing Account AUTHORIZES: • NEW Sales Adjustment Mechanism • NEW Liability Insurance Balancing Account $90.5M 10.9% $48.9M 5.1% $43.2M 4.7% $1.68B TOTAL CAPITAL INVESTMENTS Separately, settlement agreement reached in WA GRC; decision expected Q3 2026 12

Strategic Initiatives 13 Oregon and Nevada System acquisitions: • Change of control applications filed • Integration planning on target and within budget • Working towards a year - end closing BVRT Joint Venture: • Consolidated Rate Case intervenors dismissed; settlement remanded to the Commission for approval • Interim rates remain in effect, with the next rate increase expected in October 2026 • Change - of - control filing deemed complete and on track for early 2027 approval and closing • 200+ new connections in Q2 2026 The Nevada, Oregon, and BVRT acquisitions remain subject to customary regulatory approvals and closing conditions. More infor mat ion on the Nevada, Oregon and BVRT transactions can be found in the Strategic Initiatives Appendix to this presentation

Other Q2 Highlights 14 Continued celebrating our centennial ( 100years.calwatergroup.com ) Published annual water quality reports and annual Corporate Sustainability Report Newsweek ’s “Most Trustworthy Companies in America” & “America’s Greatest Workplaces” AWARDS New Vice Presidents: Greg Shimansky , VP, Rates & Regulatory Affairs Tammy Johnson , VP, California Operations

Questions & Answers

Strategic Initiatives Appendix

Nevada and Oregon Acquisition Bolsters Our Position as Leader in Western U.S., Provides Platform for Additional Growth Subject matter experts at Group focused on IT, shared service, and operating process integrations Group management has met with future employees and utilities commissions Change in control filings have been submitted to utilities commissions Acquiring Nexus Water Group’s subsidiaries in Nevada and Oregon expected to expand Group’s footprint into two additional Western states and increase rate base outside of California (excluding BVRT) by approximately 40% ~98,000 Total equivalent residential connections outside of California at closing 24 Wastewater treatment plants Q2 2026 20% After close, percentage of total customers outside of California 17

Nevada and Oregon System Highlights 18 • 9,127 total equivalent residential connections: 4,835 water / 4,292 wastewater • 10 utility systems across three counties, regulated water and unregulated wastewater assets • Second largest water utility in Oregon • Regulated by Oregon Public Utility Commission (OPUC) (regulated water operations) • 26,466 total equivalent residential connections: 19,919 water / 6,547 wastewater • 6 utility systems across three counties • Largest investor - owned water/wastewater utility in Nevada • Regulated by Public Utilities Commission of Nevada (PUCN) HI OR NV CA NM WA TX Proposed Future Service Areas Existing Service Areas Nevada Oregon